SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  July 13, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          740 Lomas Santa Fe, Suite 210
                           San Diego, California 92075
                    (Address of principal executive offices)

                                 (858) 793-8840
                         (Registrant's telephone number)

      Nevada                         0-27915                   88-0363979
  (State or other                  (Commission             (I.R.S. Employer
  Jurisdiction of                  File Number)            Identification No.)
   Incorporation)

Section 8 - Other Events

Item 8.01  Other Events.

     On July 13, 2004, we issued the press release attached hereto as Exhibit 99.1.

     On August 16, 2004, we issued the press release attached hereto as Exhibit 99.2.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

   (c) Exhibits.   The following exhibits are filed herewith:
       --------

         No.       Description
         ---------------------

         99.1 Press release regarding the appointment of Trevor Drinkwater to the position of Executive Vice President of Sales of Genius Products, Inc.

         99.2 Press release regarding the operating results for the second quarter of 2004, shareholder conference call and revamped Web site.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 26, 2004                GENIUS PRODUCTS, INC.

                                     By: /s/ Klaus Moeller
                                         ---------------------------------------
                                         Klaus Moeller, Chief Executive Officer